EXHIBIT 10.95

                           Amendment Number One
                  to Supply Agreement dated December 3, 1998
            between Caraloe Inc., and Eventus International, inc.


       In reference to the Supply Agreement (the "Agreement") dated December 3, 1998, between Caraloe, Inc. and Eventus International, Inc., both parties to the Agreement now desire to amend the Agreement and hereby agree that Section 2 of the Agreement shall be amended to read as follows:

       2. Sale and Purchase. Subject to the terms and conditions of the Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, during each year of the Term, agreed upon monthly quantities equal to all of Buyer's needs for Manapol[R] Powder for the Product. Seller shall, however, not be required to sell monthly quantities in excess of Seller's present plant, farm or manufacturing capacity. The Product specifications shall be as set forth on Exhibit A to this Agreement.

            Both parties further agree that Exhibit B to the Agreement is hereby amended to read in its entirety in the form of Exhibit B attached hereto.

       This amendment shall be effective as of December 3, 1998. All other terms and conditions of the Agreement remain unchanged.

  AGREED TO AND ACCEPTED BY:         CARALOE, INC.



                                          /s/ Robert W. Schnitzius

                                     Name:     Robert W. Schnitzius
                                     Title:    Chief Financial Officer
                                     Date:     February 26, 1999

                                     EVENTUS INTERNATIONAL, INC.




                                     _______________________________________
                                     Name: ______________________________
                                     Title: _______________________________
                                     Date:     February 26, 1999


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                                  EXHIBIT B
                         EVENTUS INTERNATIONAL, INC.



               Product                            Prices

               Manapol[R] Powder (Bulk)
                   1 to 1,200 kg                 $1,250.00 / kg
               1,201 to 3,600 kg                  $1,225.00 / kg
               3,601 to 5,000 kg                  $1,200.00 / kg

  Eventus International intends to purchase 1,200 kg of Manapol[R] Powder each 12 months of the first three years of the term of this contract. If the first three annual purchase amounts are not completed as intended, Eventus International will purchase the total of 3,600 kg of Manapol[R] Powder within five (5) years of the effective date of the agreement.

  Purchases will comply with a forecast provided by Eventus International, Inc.

  The above pricing is based on annual volume.
  Prices F.O.B. Irving, TX.
  Terms are Net 30 days with approved credit.